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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               December 12, 1997
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                 1-2572                    73-1520922
(State or other jurisdiction     (Commission               (IRS Employer
       of incorporation)         File Number)           Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)





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Items 1 - 4.     Not Applicable.

Item 5.          Other Events.

                 ONEOK Inc. (the Company) announced that on December 1, 1997, Moody's Investors Service upgraded ONEOK's senior unsecured debt to A2 from A3 following the closing of the acquisition of gas distribution and marketing assets from Western Resources. The upgrade reflects the benefits expected from this major acquisition, including a strengthened market and financial position. The acquisition will expand the Company's geographically from Oklahoma into Kansas, double its operating income, and raise its profile from the 22nd largest to the eighth largest gas distribution company in the U.S. in terms of customers. Western's largely retail gas marketing business well complements ONEOK's growing wholesale gas marketing business.

Items 6.         Not Applicable

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

                 None.

Item 8 - 9.      Not Applicable





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 12th of December, 1997.


                                                ONEOK Inc.

                                        By:     Jerry D. Neal
                                                -------------------------------
                                                Vice President, Chief Financial
                                                Officer, and Treasurer





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